Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000	5,000
Preferred stock, shares outstanding
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	75,000	75,000
Common stock, shares issued	40,755	41,484
Common stock, shares outstanding	40,755	41,484